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                                                                    EXHIBIT 10.8

                                                                       01386-001
                                                        1997 Government Contract
                                 AWARD/CONTRACT

1.       This Contract is a Rated Order Under DPAS (15 CFR 350)
         Rating:           DOC9
         Page 1 of 7 Pages

2.       Contract (Proc. Inst. Ident.) No. SP0100-97-D-0326

3.       Effective Date: 15 April 1997

4.       Requisition/Purchase Request/Project No. Various

5.       Issued By                                    Code SPO100

         Defense Personnel Support Center
         ATTN:  DPSC-FRFA-1
         2800 S. 20th Street
         Philadelphia, PA  19145

6.       Administered By (if other than Item 5)       Code S1103A

         DCMC Atlanta
         805 Walker Street
         Marietta, GA  30060-2789

7. Name and Address of Contractor (No., street, city, county, State and Zip Code)

         McRae Industries, Inc.
         P. O. Box 726
         Highway 109 North
         Mt. Gilead, NC  27306

8.       Delivery:         FOB Origin _____
                           Other (See below: X Destination

9.       Discount for Prompt Payment: N/A

10. Submit Invoices (4 copies unless otherwise specified) to the Address Shown in Item 12



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         Code 3A059                                   Facility Code

11.      Ship to/Mark For                             Code

         SEE SCHEDULE

12.      Payment Will Be Made By                      Code SC102A/SC0100

         DFAS-CO/Southeast Division and DFAS-CO-SEM
         INDIVIDUAL DELIVERY ORDERS WILL REFLECT APPLICABLE PAYMENT
         OFFICE

13.      Authority for Using Other Than Full and Open Competition:

          X   10 USC 2304(c)(3)
         ___
         ___  41 USC 253(c)( )

14.      Accounting and Appropriation Data

         TG: 97X4930.5CTO 01 26.0 S33150

15A.     Item No.
15B.     Supplies/Services:         For Information Relative to This Contract,
                                    Contact Mary Beth Naimoli, DPSC-FRFA-1,
                                    215-737-3067 Facsimile: 215-737-7429

15C.     Quantity                   See Page 2 for Information
15D.     Unit
15E.     Unit Price
15F.     Amount
15G      Total Amount of Contract

         $14,748,049.04 Est. Base Term MA

*  Includes PWR Dollars

16.      Table of Contents

Part 1 - The Schedule

         A. Solicitation/Contract Form
         B. Supplies or Services and Prices/Cost
         C. Description/Specs./Work Statement


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         D. Packaging and Marking
         E. Inspection and Acceptance
         F. Deliveries or Performance
         G. Contract Administration Data
         H. Special Contract Requirements

Part II - Contract Clauses

         I. Contract Clauses

Part III - List of Documents, Exhibits and Other Attach.

         J. List of Attachments

Part IV - Representations and Instructions

         K. Representations, Certifications and Other Statements of Offerors
         L. Instrs., Conds., and Notices to Offerors
         M. Evaluation Factors for Award

          CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ____ CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return _____ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents; (a) this award/contract, (b) the solicitation, if any, and
         (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.        X  AWARD (Contractor is not required to sign this document.) Your
         _____
         offer on Solicitation Number SP0100-96-R-0001, Amendments 0001 through 0004 and letters dated 2/7, 3/19, and 3/31/97 and contractor's response thereto including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A      Name and Title of Signer (Type or print)


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19B.     Name of Contractor

         By:
            ----------------------------------------
            (Signature of person authorized to sign)

19C.     Date Signed

20A.     Name of Contracting Officer Teresa Scheetz

20B.     United States of America

         By: /s/ TERESA SCHEETZ
            ----------------------------------------
            (Signature of Contracting Officer)

20C.     Date Signed 4-15-97


                                    BASE TERM
                                       20%

================================================================================
0001                              BOOT, HOT WEATHER, BLACK
--------------------------------------------------------------------------------
                       QUANTITY          TOTAL UNIT          TOTAL $ VALUE
                                             PRICE
--------------------------------------------------------------------------------
 MINIMUM                45,381           $53.9548*           $2,448,522.7788
--------------------------------------------------------------------------------
 MAXIMUM                68,072           $53.9548*           $3,672,811.1456
--------------------------------------------------------------------------------
*  MFG U/P:  $50.6585 + DISTR U/P:  $3.2963 = TOTAL U/P
--------------------------------------------------------------------------------
0002                                BOOT, DESERT, TAN
--------------------------------------------------------------------------------
                       QUANTITY          TOTAL UNIT          TOTAL $ VALUE
                                             PRICE
--------------------------------------------------------------------------------
 MINIMUM                11,973           $54.2416*           $649,434.6768
--------------------------------------------------------------------------------
 MAXIMUM                17,960           $54.2416*            $974,179.136
--------------------------------------------------------------------------------
*  MFG U/P:  $50.9453 + DISTR U/P:  $3.2963 = TOTAL U/P
--------------------------------------------------------------------------------
0003                           BOOT, COMBAT, MILDEW & WATER RESISTANT
--------------------------------------------------------------------------------
                       QUANTITY          TOTAL UNIT          TOTAL $ VALUE
                                             PRICE
--------------------------------------------------------------------------------
 MINIMUM                83,290           $64.0805*           $5,337,264.845
--------------------------------------------------------------------------------


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
--------------------------------------------------------------------------------
 MAXIMUM               124,935           $64.0805*          $8,005,897.2675
--------------------------------------------------------------------------------
*  MFG U/P:  $60.7842 + DISTR U/P: $3.2963 = TOTAL U/P
--------------------------------------------------------------------------------
0004                      PWR BOOT, DESERT TAN
--------------------------------------------------------------------------------
                       QUANTITY             U/P               TOTAL $ VALUE
--------------------------------------------------------------------------------
MECHANICSBURG           30,568           $51.0753           $1,561,269.7704
--------------------------------------------------------------------------------
TRACY                    9,174           $51.5153           $  472,601.3622
--------------------------------------------------------------------------------
RICHMOND                 1,200           $51.0753           $     61,290.36
--------------------------------------------------------------------------------
TOTAL PWR QTY/$VAL:     40,942                              $2,095,161.4926
================================================================================

As indicated above, each offeror provided a Manufacturing Unit Price and a Distribution Unit Price which equated to the Total Unit Price. This was necessary due to the Vendor Enhanced Storage and Transportation concept being utilized hereunder. Delivery Order 0001, when issued, will represent the Vendor Enhanced Storage Quantity that is to be manufactured and placed in storage in accordance with the solicitation terms. Delivery Order 0001 will be billed and paid at the manufacturing unit price only. As the contract nears completion, a delivery order(s) will be issued and the contractor will be instructed where to ship this two month inventory. At that time, contractor will bill and be paid at the distribution unit price. Each delivery order will cite the applicable unit price at which the contractor will invoice.

The effective period of this contract is from the effective date of award through 364 days thereafter.

In accordance with Clause 52.217-9P12, Option for Indefinite Delivery, Indefinite Quantity Contract Term Extension, the Government may extend the term of this contract for four additional one year periods. See Clause 52.217-9P12 for full text. The following minimum/maximum quantities apply during the option terms:

                                   MINIMUM   MAXIMUM
                                   -------   -------
BOOT, HOT WEATHER, BLACK           185,314   340,358
BOOT, DESERT, TAN                   59,866    89,798
BOOT, COMBAT                       374,856   624,672

In accordance with Clause 52.216-9P23, Placement of Delivery Orders Against Multiple Indefinite Delivery/Indefinite Quantity Contract, prior to invocation of option, an evaluation will be performed to determine which contractors get what percentage of the requirements (35/25/20/20%) during the option ordering term. The option term prices are hereby


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incorporated by reference as contained in contractor's best and final offer dated March 31, 1997.

As stated on the solicitation, while each of the three boots cited contains established minimum/maximum quantity per item, the Government reserves the right to change the minimum/maximum quantity per item demands dictate; however, in no event will the change exceed the combined maximum quantity of 1,054,828 pr.

In accordance with Clause 52.219-9, Small Business and Small Disadvantaged Business Subcontracting Plan dated 9 April 1997 is hereby incorporated by reference and made a part of this contract.

Variation in Quantity:  0% Increase/0% Decrease.

The following table outlines the effective baseline leather cost and baseline unit cost of leather applicable to the Economic Price Adjustment - Labor and Materials, Clause 52.216-4:

================================================================================
BOOT, HOT WEATHER, BLACK:
--------------------------------------------------------------------------------
                         BASELINE          USAGE          BASELINE UNIT
COMPONENT                LEATHER COST      FACTOR         COST OF LEATHER
--------------------------------------------------------------------------------
UPPER, HEAVY             $2.62              3.5           $9.17
WT
--------------------------------------------------------------------------------
INSOLE                   $3.90              .62           $2.418
--------------------------------------------------------------------------------
BOOT, DESERT TAN:
--------------------------------------------------------------------------------
                         BASELINE          USAGE          BASELINE UNIT
COMPONENT                LEATHER COST      FACTOR         COST OF LEATHER
--------------------------------------------------------------------------------
UPPER, LIGHT             $2.40              .62           $1.488
WT
--------------------------------------------------------------------------------
UPPER, HEAVY             $2.48              2.8           $6.944
WT
--------------------------------------------------------------------------------
INSOLE                   $3.90              .62           $2.418
--------------------------------------------------------------------------------
BOOT, COMBAT:
--------------------------------------------------------------------------------
UPPER, HEAVY             $3.10              4.9           $15.19
WT
--------------------------------------------------------------------------------
GUSSET                   $2.05              1.7           $3.485
--------------------------------------------------------------------------------
COLLAR                   $2.25              .35           $.7877
--------------------------------------------------------------------------------
INSOLE                   $3.90              .62           $2.418
================================================================================


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Adjustments under the EPA Clause of this contract will be made as specified therein using the above amounts as the initial baseline.

PAYMENT TO BE MADE TO:     THE FIDELITY BANK
                           P. O. BOX 68
                           MT. GILEAD, NC 27306

NAME AND LOCATION OF PLANTS:

MCRAE INDS INC               INSPECT, MARK AND TRIM             50% TO 100%
HWY 109 NORTH                  LEATHER & FABRIC
MT GILEAD NC 27306           CUT LEATHER & FABRIC               50% TO 100%
                             CEMENT, MARK, SKIVE                50% TO 100%
                               & INSPECT CUT PARTS
                             PREFIT, FIT & STITCH               50% TO 100%
                               LEATHER & FABRIC
                             LAST, VULCANIZE &                  100%
                               RUBBER MILLING
                             FOB POINT FOR GFP
                               (FOOTWEAR LASTS)

AMERICAN WEST                INSPECT, MARK AND TRIM             0% TO 50%
  TRADING                      LEATHER & FABRIC
100 HILLCREST ST             CUT LEATHER & FABRIC               0% TO 50%
DRESDEN TN 38225             CEMENT, MARK SKIVE                 0% TO 50%
                               & INSPECT CUT PARTS
                             PREFIT, FIT & STITCH               0% TO 50%
                               LEATHER & FABRIC

AMERICAN WEST                INSPECT, MARK AND TRIM             0% TO 50%
  TRADING                      LEATHER & FABRIC
601 E RAILROAD ST            CUT LEATHER & FABRIC               0% TO 50%
WAVERLY TN  37185            CEMENT, MARK SKIVE                 0% TO 50%
                               & INSPECT CUT PARTS
                             PREFIT, FIT & STITCH               0% TO 50%
                               LEATHER & FABRIC


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MCRAE INDS                       FINISHING                     100%
RAE CRAFT APPAREL                FINAL INSPECTION              100%
HWY 24/27                        PACKING                       100%
MT GILEAD NC 27306               SHIPPING                      100%

INSPECTION AND SHIPPING POINT:  MCRAE INDS INC, RAE CRAFT APPAREL
                                HWY 24/27
                                MT GILEAD NC 27306

IN ACCORDANCE WITH CLAUSE 52.246-9P44, THE FOLLOWING HAVE BEEN
APPROVED AS QUALIFIED LABORATORIES:

LABORATORY                      COMPONENT             COMPONENT SOURCE

VOLUNTEER LEATHER CO            UPPER LEATHER         VOLUNTEER LEATHER CO
2008 KEFAUVER DR                     AND              STE 652, POB 731
MILAN TN  38358                 GUSSET LEATHER        NASHVILLE TN  37202

                  ADMINISTRATION FOR ABOVE:  DCMC BIRMINGHAM
                                             BURGER PHILLIPS CTR
                                             1910 3RD AVE N, RM 201
                                             BIRMINGHAM AL  35302-3502

S.B. FOOT TANNING CO.            UPPER LEATHER         S.B. FOOT TANNING CO
BENCH STREET                                           BENCH STREET
RED WING MN  55066                                     RED WING MN  55066

                  ADMINISTRATION FOR ABOVE:  DCMC TWIN CITIES
                                             3001 METRO DR
                                             BLOOMINGTON MN 55425-1573

WELLCO/RO-SEARCH              OUTSOLE RUBBER          MC RAE INDS, INC
150 WESTWOOD CIRCLE                                   POB 726, HWY 109 N.
WAYNESVILLE NC  28786                                 MT GILEAD NC  27306

                  ADMINISTRATION FOR ABOVE:  DCMC ATLANTA

MC RAE INDS INC                   END ITEM            MC RAE INDS, INC
POB 726, HWY 109 N.                                   POB 726, HWY 109 N.
MT. GILEAD NC  27306                                  MT GILEAD NC  27306

                  ADMINISTRATION FOR ABOVE:  DCMC ATLANTA


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ALL OTHER COMPONENTS SHALL REQUIRE SUPPLIER CERTIFICATION OF CONFORMANCE ONLY.
ANY CHANGES TO THE SUPPLIERS OF THE ABOVE COMPONENTS UNDER THIS CONTRACT MUST BE APPROVED, IN WRITING, BY THE CONTRACTING OFFICER.

[X]  52.242-9P13  RESPONSIBILITY FOR ADMINISTRATION AND INSPECTION
                  (JAN 1992)  DPSC

    (a) CORRESPONDENCE: All pertinent correspondence relative to this contract/order shall be directed to the administering office set forth on Page 1 of this contract/order. Contractor requests for deviations from, or waiver of, specification requirements shall be submitted to the assigned Quality Assurance Representative (QAR).

[ ] (b) PROPERTY ADMINISTRATION
         (1) Where Government Furnished Material (GFM) is being provided under the Clothing and Textile Bailment System (DPSC Clause 52.245-9P03), the responsibility for Property Administration is assigned to the administering office designated on Page 1 of this contract/order. The responsibility for maintenance of the Government's official property records is retained by the Defense Personnel Support Center (DPSC), ATTN: DPSC-FOOM.
         (2) Where Government Loaned Property (GLP) is being provided (DPSC Clause 52.245-9P02), the responsibility for property administration is retained by the Defense Personnel Support Center, ATTN: DPSC-_______.
         (3) Where Government Furnished Property (GFP), other than that cited in paragraphs (1) and (2) above, is being provided, the responsibility for property administration is assigned to the administering office designated on Page 1 of this contract/order.

[ ] (c) INSPECTION: Inspection shall be accomplished by the administering office at the contractor's place of performance unless otherwise indicated below:

INSPECTION OFFICE (If other than administering office):
               AMERICAN WEST TRADING CO, DRESDEN TN DCMC BIRMINGHAM AMERICAN WEST TRADING CO, WAVERLY TN DCMC BIRMINGHAM

INSPECTION POINT (If other than place of performance):

If a Government QAR has not been assigned by the time inspection service is needed, notify the cognizant inspection office.

[ ] (d) INSPECTION INSTRUCTIONS: The supplies shall be inspected for compliance with packaging, packing, marking and quantity requirements only. At the discretion of the QAR, the contractor's test records (protocol) shall also be reviewed to determine compliance with requirements.


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[X] (e) ADVANCE NOTIFICATION: Pursuant to FAR Clause 52.246-2, Inspection of
Supplies Fixed-Price, the Government hereby requests advance notification that supplies are ready for Government inspection. The contractor shall telephonically notify the Government QAR at the office indicated in para (c) above seven working days prior to the date supplies are ready for inspection.

[ ] (f) SPECIAL INSTRUCTIONS ON CoCs: The term "Contract Administration Office" as it is used in FAR Clause 52.246.15, Certificate of Conformance (CoC), shall be interpreted as the Food and Drug Administration office cited in para (c) above. This interpretation applies only to FAR Clause 52.246-15 and shall not apply to any administrative function performed by the office designated on Page 1, of this contract/order.

[ ] 252.247-7024  NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA
                  (DEC 1991) DFARS

     (a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation of Supplies by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor --
               (1)  Shall notify the Contracting Officer of that fact; and
               (2) Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.
     (b) The Contractor shall include this clause, including this paragraph (b), revised as necessary to reflect the relationship of the contracting parties, in all subcontracts hereunder.

[X] 52.242.9814  MANUFACTURING DIRECTIVE NUMBER (JAN 1992) DPSC

     (a) Manufacturing Directive Number (MDN) MDL Identifies this award for Government-Furnished Property (GFP) Transactions and shall be cited on all requests for GFP. Appropriate cross-reference between this number and contract numbers shall be maintained to identify GFP shipments.
     (b) When the contractor receives or returns GFP, the MDN will appear in Card Columns 54-56 (Distribution) of the shipping document (DD Form 1348-1, DOD Single Line Item Release/Receipt Document) or be reflected on the Bill of Lading Worksheet Document which accompanies shipments of shoe lasts.

[ ]  52.242-9P15  PAYMENT (JAN 1992) DPSC

     For each items shipped, the contractor shall annotate the shipping documents and invoices with the number of holders in the shipment and the total net weight of the thread contained on the holders. Where manufacturing processes beyond the contractor's control result in the total net weight of the thread exceeding __________________ ounces (if more


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than one item, see * below) times the number of holders contained in the shipment, the following formula for payment shall apply:

                           Total Net Weight X Unit Price Per Holder

                           *____________ Ounces per Unit


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